UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2020

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File) Number)	(IRS Employer Identification No.)

233 South Wacker Drive Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry Into A Material Definitive Agreement

GATX Corporation (“GATX”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with BofA Securities, Inc., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), dated May 8, 2020, pursuant to which GATX agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, $500,000,000 aggregate principal amount of 4.000% Senior Notes due 2030 (the “Notes”), as described in the prospectus supplement, dated May 8, 2020 (the “Prospectus Supplement”), filed pursuant to GATX’s shelf registration statement on Form S-3, Registration No. 333-233276 (the “Registration Statement”).

The Notes will be issued under the Indenture, dated as of February 6, 2008, between GATX and U.S. Bank National Association, as trustee, and an officers’ certificate providing for the issuance of the Notes. The Underwriters are expected to deliver the Notes against payment on May 12, 2020.

Copies of the Underwriting Agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1

Underwriting Agreement, dated May 8, 2020, between GATX and BofA Securities, Inc., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1	Form of 4.000% Senior Notes due 2030.

5.1	Opinion of Mayer Brown LLP as to the validity of the securities being offered.

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1 hereto).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman Executive Vice President, Chief Financial Officer (Duly Authorized Officer)

Date: May 12, 2020